Exhibit 10.34

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLEMENTAL AGREEMENT NO. 13 to

PURCHASE AGREEMENT NUMBER 04815

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

relating to

BOEING MODEL 787 AIRCRAFT

THIS SUPPLEMENTAL AGREEMENT No. 13 (**SA-13**) is entered into as of September 28, 2023 by and between The Boeing Company, a Delaware corporation, (**Boeing**) and United Airlines, Inc., a Delaware corporation, (**Customer**);

WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (**Purchase Agreement**), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and

WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing's agreement to:

(i) Exercise the fifty (50) 787-9 Option Aircraft set forth below and add the resulting Aircraft to the Purchase Agreement (**SA-13 Aircraft**);

Del Month	**Del Month**	**Del Month**	**Del Month**	**Del Month**
1. ***	**2.** ***	**3.** ***	**4.** ***	**5.** ***

UAL-PA-04815 SA-13 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY
4860-0526-5792

Del Month	Del Month	Del Month	Del Month	Del Month
6. ***	7. ***	8. ***	9. ***	10. ***
11. ***	12. ***	13. ***	14. ***	15. ***
16. ***	17. ***	18. ***	19. ***	20. ***
21. ***	22. ***	23. ***	24. ***	25. ***
26. ***	27. ***	28. ***	29. ***	30. ***
31. ***	32. ***	33. ***	34. ***	35. ***
36. ***	37. ***	38. ***	39. ***	40. ***
41. ***	42. ***	43. ***	44. ***	45. ***
46. ***	47. ***	48. ***	49. ***	50. ***

(ii) Update the supplemental exhibit concerning BFE variables to add the SA-13 Aircraft;

(iii) Modify existing:
(a) Aircraft *** provisions;
(b) Administrative matters within existing *** considerations for the undelivered SA-12 Aircraft; and
(c) *** provisions;

(iv) Add an additional *** Aircraft to the *** Aircraft Letter Agreement (defined below) as set forth in Section 4.4 below;

(v) Revise certain *** commitments; and

(vi) Provide (a) certain *** and (b) the *** for any Aircraft resulting from Customer's *** Aircraft added by this SA-13.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents.

The "Table of Contents" is deleted in its entirety and replaced with the attached "Table of Contents" (identified by "SA-13").

2. Tables.

Table 1 is deleted in its entirety and replaced with the attached Table 1 entitled "*787-*** Aircraft Delivery, Description, Price and ****" (identified by "SA-13") to add the SA-13 Aircraft to the Purchase Agreement.

3. Supplemental Exhibit.

Supplemental Exhibit BFE1 is deleted in its entirety and replaced with the attached Supplemental Exhibit BFE1 entitled "*BFE Variables 787-*** Aircraft*" (identified by "SA-13") to provide BFE on dock dates for the SA-13 Aircraft and update the status of the BFE elements

UAL-PA-04815 SA-13 Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

for 787-*** Aircraft which are subject of Letter Agreement No. UAL-PA-04815-LA-22006311 entitled "787 Open Matters".

4. Letter Agreements.

4.1. Letter Agreement No. UAL-PA-04815-LA-1802885R1 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802885R2 entitled "A*ircraft Model* ***" (identified by "SA-13") to revise certain administrative matters.

4.2. Letter Agreement No. UAL-PA-04815-LA-1802886R4 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802886R5 entitled "*Special Matters*" (identified by "SA-13") to revise certain administrative matters.

4.3. Letter Agreement No. UAL-PA-04815-LA-1802895R5 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802895R6 entitled "*** *Matters*" (identified by "SA-13") to modify existing *** provisions as mutually agreed by the parties.

4.4. Letter Agreement No. UAL-PA-04815-LA-1802897R1 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802897R2 entitled "*** *Aircraft*" (identified by "SA-13", the ***** Aircraft Letter Agreement**) to (i) remove the SA-13 Aircraft resulting from Customer's *** SA-13 Aircraft and (ii) add *** additional *** Aircraft (such additional *** Aircraft, **Special *** Aircraft**). The resulting quantity of total *** Aircraft at execution of this SA-13 is *** Aircraft.

4.5. Letter Agreement No. UAL-PA-04815-LA-22006156 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-22006156R1 entitled "*787* ***" (identified by "SA-13") to revise certain ***.

4.6. Letter Agreement No. UAL-PA-04815-LA-22006204 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-22006204R1 entitled "*787* *** *Matters*" (identified by "SA-13") to provide certain *** for the SA-13 Aircraft as mutually agreed by the parties.

4.7. Letter Agreement No. UAL-PA-04815-LA-23005341 entitled "*Special Matters – SA-13* *** *787 Aircraft*" is added to the Purchase Agreement to provide the economic terms relating to each 787-*** Aircraft resulting from Customer's *** Aircraft.

5. Miscellaneous.

Boeing and Customer agree that *** under this SA-13 and shall be *** after executing this SA-13. The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

UAL-PA-04815 SA-13 Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	**UNITED AIRLINES, INC.**
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature
Irma. L. Krueger	Gerald Laderman
Printed Name	Printed Name
Attorney-in-Fact	Executive Vice President, Finance
Title	Title

UAL-PA-04815 SA-13 Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	
Article 2.	Delivery Schedule	
Article 3.	Price	
Article 4.	Payment	
Article 5.	Additional Terms	
TABLE		
1.	787-*** Aircraft Delivery, Description, Price and *** (*** 787-*** Aircraft)	SA-6
1.	**787-*** Aircraft Delivery, Description, Price and *** (*** 787-*** Aircraft)**	**SA-13**
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-8
EXHIBITS		
A	787-*** Aircraft Configuration ***	SA-6
A1	787-*** Aircraft Configuration ***	SA-10
A2	787-*** Aircraft Configuration	
B.	Aircraft Delivery Requirements and Responsibilities	
SUPPLEMENTAL EXHIBITS		
AE1.	*** Features for the 787 Aircraft	
BFE1.	**BFE Variables 787-*** Aircraft *** **	**SA-13**

TABLE OF CONTENTS, CONTINUED

SUPPLEMENTAL EXHIBITS		SA NUMBER
BFE1.	BFE Variables 787-*** Aircraft	SA-6
CS1.	Customer Support Document	SA-10

UAL-PA-04815 Table of Contents, Page 1 of 4 SA-13

BOEING / UNITED AIRLINES, INC. PROPRIETARY

EE1.	Engine ***, Engine Warranty and ***	
SLP1.	Service Life Policy Components	

LETTER AGREEMENTS		**SA NUMBER**
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements	
LA-1802883	Installation of Cabin Systems Equipment	
LA-1802884	Model 787 Post-Delivery Software & Data Loading	
LA-1802885R2	**Aircraft Model *** **	**SA-13**
	Attachment A, 787-*** with ***	SA-12
	Attachment B, 787-***	SA-12
	Attachment C, 787-*** Airframe *** Aircraft with ***	SA-12
LA-1802886R5	**Special Matters**	**SA-13**
LA-1802887	***	
LA-1802888	*** for 787-*** Aircraft	
LA-1802889	Demonstration Flight Waiver	
LA-1802890	Privileged and Confidential Matters	
LA-1802891R2	***	SA-12
LA-1802892	787 Special Terms – Seats	

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		**SA NUMBER**
LA-1802893	AGTA Matters	
LA-1802894	Assignment Matters	
LA-1802895R6	***** Matters**	**SA-13**
LA-1802896	Model 787 e- Enabling	

UAL-PA-04815 Table of Contents, Page 2 of 5 SA-13
BOEING / UNITED AIRLINES, INC. PROPRIETARY

LA-1802897R2	***** Aircraft**	**SA-13**
	Attachment A-1: 787-* with *****	**SA-13**
	Attachment A-2: –Additional * Aircraft *****	**SA-13**
LA-1907123	Other Special Matters	SA-5
LA-2000321	*** Rights for Certain 787 Aircraft	SA-6
LA-2000325R1	*** for 787-*** Aircraft	SA-12
LA-2000327	*** for 787-*** Aircraft	SA-6
LA-2000328	787-***	SA-6
LA-2000341	CS1 Special Matters	SA-6
LA-2000366R1	*** for 787-*** Aircraft	SA-12
LA-2001835R1	Certain Special Matters	SA-8
LA-22004030R1	*** Rights for *** 787-*** Aircraft	SA-11
LA-22006156R1	**787 *****	**SA-13**
LA-22006204R1	**787 Delivery *** Matters**	**SA-13**

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		**SA NUMBER**
LA-22006226	Training Support	SA-12
LA-22006285	***	SA-12
LA-22006311	787 Open Matters	SA-12
LA-23005341	**Special Matters – SA-13 *** 787 Aircraft**	**SA-13**

UAL-PA-04815 Table of Contents, Page 3 of 5 SA-13
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04815 Table of Contents, Page 4 of 5 SA-13
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04815 Table of Contents, Page 5 of 5 SA-13 BOEING / UNITED AIRLINES, INC. PROPRIETARY SUPPLEMENTAL AGREEMENTS DATED AS OF Supplemental Agreement No. 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . September 25, 2018 Supplemental Agreement No. 2 . . . . . . . . . . . . . . . . . . . . . . . . . . November 1, 2018 Supplemental Agreement No. 3 . . . . . . . . . . . . . . . . . . . . . . . . . . December 12, 2018 Supplemental Agreement No. 4 . . . . . . . . . . . . . . . . . . . . . . . . . . April 26, 2019 Supplemental Agreement No. 5. . . . . . . . . . . . . . . . . . . . . . . . . . October 31, 2019 Supplemental Agreement No. 6. . . . . . . . . . . . . . . . . . . . . . . . . . February 7, 2020 Supplemental Agreement No. 7. . . . . . . . . . . . . . . . . . . . . . . . . . March 20, 2020 Supplemental Agreement No. 8 . . . . . . . . . . . . . . . . . . . . . . . . . June 30, 2020 Supplemental Agreement No. 9 . . . . . . . . . . . . . . . . . . . . . . . . . February 26, 2021 Supplemental Agreement No. 10 . . . . . . . . . . . . . . . . . . . . . . . . August 25, 2022 Supplemental Agreement No. 11 . . . . . . . . . . . . . . . . . . . . . . . . September 27, 2022 Supplemental Agreement No. 12 . . . . . . . . . . . . . . . . . . . . . . . . December 12, 2022 Supplemental Agreement No. 13 . . . . . . . . . . . . . . . . . . . . . . . . September 28, 2023 Table 1 to Purchase Agreement No. 04815 787-*** Aircraft Delivery, Description, Price and *** (787-***) Airframe Model/MTOW: 787-*** *** pounds 1 Detail Specification: *** *** Engine Model/Thrust: *** *** pounds 2 Airframe Price Base Year/* Formula: *** *** Airframe Price: *** Engine Price Base Year/* Formula: *** *** *** Features: *** 3 Sub-Total of Airframe and Features: *** Airframe *** Data: Engine Price (Per Aircraft): *** 2 Base Year Index (ECI): *** Aircraft Basic Price (Excluding BFE/SPE): *** Base Year Index (CPI): *** Buyer Furnished Equipment (BFE) Estimate: *** Engine *** Data: Seller Purchased Equipment (SPE) *** 3 Base Year Index (ECI): *** Deposit per Aircraft: *** 4 Base Year Index (CPI): *** *** (Amts. Due/*** Prior to Delivery): *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** Total: *** ++ Manufacturer Serial Numbers *** 4 * *** Forecast Manufacturer Serial Number++ *** Estimate *** Base Price Per A/P 1 * 2 * 3 * # of A ir cr af t SA -1 3 A ct iv ity Delivery Date Number of Aircraft *** Factor (Airframe) *** Factor (Engine) UAL-PA-04815 APR 122084 for all Boeing Proprietary 787-*** Table 1: SA-13, Page 1 UAL-PA-04815-BFE1 787-*** SA-13, Page 1 BOEING PROPRIETARY BUYER FURNISHED EQUIPMENT VARIABLES between THE BOEING COMPANY and UNITED AIRLINES, INC. Supplemental Exhibit BFE1 to Purchase Agreement Number 04815 UAL-PA-04815-BFE1 787-*** SA-13, Page 2 BOEING PROPRIETARY BUYER FURNISHED EQUIPMENT VARIABLES relating to BOEING MODEL 787-*** AIRCRAFT This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft. Supplier Selection. Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items: *** *** Customer *** Boeing to complete all necessary actions including, but not limited to, the Initial Technical Coordination Meeting (ITCM). On-dock Dates and Other Information. Boeing will provide to Customer the BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth *** relating to the in-sequence installation of BFE. These requirements may be periodically revised by Boeing. Customer’s and Boeing’s *** and *** set forth in Exhibit A to the AGTA apply to the BFE requirements in this Supplemental Exhibit BFE1. For planning purposes, the *** Aircraft’s *** BFE *** and the *** on-dock dates for all BFE items are provided below. Such dates are subject to change based on the dates negotiated and agreed to at the ITCM.

UAL-PA-04815-BFE1 787-*** SA-13, Page 3 BOEING PROPRIETARY The below “Completion Date” represents the *** of the *** by when the specific milestone must be completed to support the BFE *** program. Customer’s *** Aircraft: BFE *** Class *** and *** Milestones (*** Aircraft Delivery Only) Milestone Completion Date Comments *** *** *** On-Dock for All BFE Items (Note: All requirements are set forth below. If a month is listed, then the due date is the *** of the ***. If no date is listed, then there is no requirement.) *** *** *** *** * *** Additional Delivery Requirements - Import. Customer will be the importer of record (as defined by U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 UAL-PA-04815-LA-1802885R2 SA-13 Aircraft Model *** Page 1 BOEING/UNITED AIRLINES, INC. PROPRIETARY UAL-PA-04815-LA-1802885R2 United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606 Subject: Aircraft Model *** Reference: Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802885R1, dated December 12, 2022. Subject to availability, and subject to the terms and conditions set forth in the Letter Agreement (***), Customer may ***: *** *** *** Applicable Attachment *** *** *** B *** *** *** C *** *** *** A 1. Definitions. “*** Aircraft” means any Model 787-***, 787-*** or 787-*** aircraft resulting from Customer ***. UAL-PA-04815-LA-1802885R2 SA-13 Aircraft Model *** Page 2 BOEING/UNITED AIRLINES, INC. PROPRIETARY 2. ***. 2.1 The Airframe *** for each *** Aircraft is as set forth in Attachments A, B, and C; and will be subject to adjustment to reflect: a) *** affecting a *** Aircraft *** an Aircraft after the date hereof; and b) any other changes to such *** Aircraft to which Boeing and Customer may mutually agree after the date of the *** identified in Attachments A, B and C. *** of *** Aircraft is subject to change *** or *** is *** for the *** Aircraft. Unless otherwise agreed by the *** manufacturer, *** shall be *** as of the date of execution of the definitive purchase agreement for the *** Aircraft. 3. *** Notice. Customer shall notify Boeing of its intent to *** at least: 3.1 *** for 787-*** and *** for a 787-*** if such Aircraft had been previously certified; and 3.2 *** prior to the scheduled delivery month of the Aircraft for which it will be ***. 3.3 *** Requirements for 787-***. In addition to the terms set forth in Section 3.2 above, for Boeing model 787-8 aircraft, Customer shall provide its *** in accordance with the following: 3.3.1 *** rights into Boeing model 787-*** aircraft apply solely to Aircraft having a scheduled delivery month on or after ***; 3.3.2 *** rights shall be *** Boeing model 787-*** aircraft. For the avoidance of doubt, any *** Aircraft shall be considered an “Aircraft” for purposes of the Purchase Agreement. 4. Training. The training terms of Supplemental Exhibit CS1 Part 1 of the Purchase Agreement shall apply to the *** Aircraft. ***. UAL-PA-04815-LA-1802885R2 SA-13 Aircraft Model *** Page 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY 5. Production Constraints. 5.1 With respect to any *** Aircraft, Customer’s *** is further conditioned upon Boeing having *** for the *** Aircraft in the *** as the Aircraft ***. Within *** after receipt of a ***, Boeing will provide a written response to Customer’s *** indicating *** Boeing’s ***. 5.2 If Boeing is *** to manufacture the *** Aircraft in the ***, then Boeing *** for the *** Aircraft for Customer’s consideration and written acceptance within *** of ***. 5.3 All of Boeing’s quoted delivery positions for *** Aircraft shall be considered *** until such time as the parties enter into a definitive supplemental agreement in accordance with paragraph 6 below. 6. Supplemental Agreement. Boeing and Customer will enter into a Supplemental Agreement with respect to each *** Aircraft for the purpose of incorporating the *** Aircraft into the Purchase Agreement. Boeing and Customer will cooperate in good faith and exert commercially reasonable efforts to negotiate and execute a Supplemental Agreement within *** of the later of (i) Customer’s *** to Boeing or (ii) ***. Upon the execution and delivery of a Supplemental Agreement pursuant to this Section ***, the aircraft identified in such Supplemental Agreement shall be deemed a “***Aircraft” for purposes of this Letter Agreement and an “Aircraft” as defined in the Purchase Agreement and shall be governed by the Purchase Agreement. 7. Assignment. Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

UAL-PA-04815-LA-1802885R2 SA-13 Aircraft Model *** Page 4 BOEING/UNITED AIRLINES, INC. PROPRIETARY 8. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA- 1802890 entitled “Privileged and Confidential Matters”. Very truly yours, THE BOEING COMPANY By: /s/ Irma L. Krueger Its: Attorney-in-Fact UAL-PA-04815-LA-1802885R2 SA-13 Aircraft Model *** Page 5 BOEING/UNITED AIRLINES, INC. PROPRIETARY Attachments: Attachment A: 787-*** ***; Attachment B: 787-*** ***; and Attachment C: 787-*** *** ACCEPTED AND AGREED TO this Date: September 28, 2023 UNITED AIRLINES, INC. By: /s/ Gerald Laderman Its: Executive Vice President, Finance The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 UAL-PA-04815-LA-1802886R5 SA-13 Special Matters Page 1 BOEING/UNITED AIRLINES, INC. PROPRIETARY UAL-PA-04815-LA-1802886R5 United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606 Subject: Special Matters Reference: Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes Letter Agreement UAL-PA-04815-LA-1802886R4, dated December 12, 2022, in its entirety. 1. ***. 1.1. 787-*** ***. In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** *** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft. 1.2. 787-*** ***. In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** *** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft. UAL-PA-04815-LA-1802886R5 SA-13 Special Matters Page 2 BOEING/UNITED AIRLINES, INC. PROPRIETARY 1.3. 787-*** ***. In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** *** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft. 1.4. ***. Boeing *** to Customer a ***. 2. ***. *** *** *** *** *** *** *** *** *** *** *** *** $*** *** 3. ***. ***

UAL-PA-04815-LA-1802886R5 SA-13 Special Matters Page 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY 4. Assignment. Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part. 5. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA- 1802890 entitled “Privileged and Confidential Matters”. Very truly yours, THE BOEING COMPANY By: /s/ Irma L. Krueger Its: Attorney-in-Fact UAL-PA-04815-LA-1802886R5 SA-13 Special Matters Page 4 BOEING/UNITED AIRLINES, INC. PROPRIETARY ACCEPTED AND AGREED TO this Date: September 28, 2023 UNITED AIRLINES, INC. By /s/ Gerald Laderman Its Executive Vice President, Finance UAL-PA-04815-LA-1802895R6 SA-13 *** Matters for Certain 787 Aircraft Page 1 BOEING/UNITED AIRLINES, INC. PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 UAL-PA-04815-LA-1802895R6 United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606 Subject: *** Matters for Certain 787 Aircraft References: 1) Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and 2) Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement or the AGTA, as the context requires. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802895R5 dated December 12, 2022. 1. ***. *** *** *** *** *** *** *** *** *** *** 2. ***. *** 2.3 Boeing Invoice. Boeing shall submit to Customer, not less than *** prior to the end of each quarter, an invoice for *** during each such quarter. Customer's payment is due and payable to Boeing on the *** day of the following month. Boeing's invoice will show *** for each Aircraft ***. The invoice will also include *** with respect to other aircraft in other purchase agreements between Customer and Boeing. *** 2.7 Special Matters. The terms set forth in this Letter Agreement shall be subject to the provisions set forth in letter agreements UAL-PA-04815-LA-1802886R5, including successors UAL-PA-04815-LA-1802895R6 SA-13 *** Matters for Certain 787 Aircraft Page 2 BOEING/UNITED AIRLINES, INC. PROPRIETARY thereof, entitled “Special Matters” and UAL-PA-04815-LA-23005341 entitled “Special Matters – SA-13 *** 787 Aircraft”. 3. ***. *** *** ****** *** $*** *** *** *** *** *** $*** *** 3.4 Reserved. 4. ***. *** 5. ***. *** 6. Reserved. 7. *** Rights. 7.1 Customer agrees that ***. 7.2 In the event Boeing *** to Boeing pursuant to Section ***, absent instruction from Boeing to the contrary, Boeing shall provide Customer *** and Customer shall, *** under the Purchase Agreement as amended by this Letter Agreement. Customer will ***. Boeing will provide Customer *** so that Customer can *** under this Section ***. 7.3 For all purposes of this Section ***, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

UAL-PA-04815-LA-1802895R6 SA-13 *** Matters for Certain 787 Aircraft Page 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY 8. Assignment. Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part. 9. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA- 1802890 entitled “Privileged and Confidential Matters.” If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below. Very truly yours, THE BOEING COMPANY By: /s/ Irma L. Krueger Its: Attorney-in-Fact UAL-PA-04815-LA-1802895R6 SA-13 *** Matters for Certain 787 Aircraft Page 4 BOEING/UNITED AIRLINES, INC. PROPRIETARY ACCEPTED AND AGREED TO this Date: September 28, 2023 UNITED AIRLINES, INC. By: /s/ Gerald Laderman Its: Executive Vice President, Finance The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 P.A. No. 04815 SA-13 UAL-PA-04815-LA-1802897R2, *** Aircraft Page 1 BOEING PROPRIETARY UAL-PA-04815-LA-1802897R2 United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606 Subject: *** Aircraft Reference: Purchase Agreement 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802897R1 dated December 12, 2022. Boeing agrees to manufacture and sell to Customer additional Boeing model 787-*** aircraft (collectively and each an *** Aircraft) in accordance with the terms of this Letter Agreement. The model, delivery *** per aircraft and *** schedule are listed in Attachment A- 1 and the delivery *** and *** information data for certain of the *** Aircraft are provided in Attachment A-2 for the *** Aircraft. 1. Aircraft Description and Changes. 1.1 Aircraft Description: The *** Aircraft are described by the Detail Specification listed in Attachment A-1, and are subject to the items in Section 1.2 below. 1.2 Changes: The Detail Specification will be revised to include: (i) Changes applicable to the *** Model 787 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the *** Aircraft; (ii) Changes required to obtain required regulatory certificates; and (iii) Changes mutually agreed upon. P.A. No. 04815 SA-13 UAL-PA-04815-LA-1802897R2, *** Aircraft Page 2 BOEING PROPRIETARY 2. Price. 2.1. The *** of the *** Aircraft are listed in Attachment A-1 to this Letter Agreement. 2.2. ***. 2.2.1. ***. The *** that will be identified in the definitive agreement for the *** Aircraft will equal (i) the *** as of the date of execution of the Purchase Agreement for the ***, and (ii) for any changes incorporated between the date of execution of the Purchase Agreement for the *** and the date of execution of the definitive agreement for the *** Aircraft, the *** associated with such changes will be those first published by Boeing ***. For the avoidance of doubt, *** that are not published by Boeing as of the date of execution of the Purchase Agreement for the *** will be *** to the same *** as the *** for the *** in accordance with *** Boeing uses ***. The *** for the *** Aircraft will *** in accordance with Supplemental Exhibit AE1. Boeing represents that the *** provided in this Section 2.2 are consistent with the terms of Letter Agreement 6-1162-KKT-080R2, including as may subsequently be amended. 2.2.2. ***. The *** for each *** Aircraft will be *** on the same basis as the Aircraft, and will *** for *** in accordance with the terms set forth in Article 2.1.5 of the AGTA. 2.2.3. ***. The ***, listed in Supplement Exhibit EE1 to the Purchase Agreement, have been *** to the months of scheduled delivery using *** listed in the Attachment A-1 to this Letter Agreement. The *** will be *** by the *** prior to the signing of a definitive agreement for the *** Aircraft. 2.2.4. ***. The *** of the *** Aircraft will *** to the *** as of the date of execution of the definitive agreement for the *** Aircraft unless the *** agrees to the ***. 3. Payment. 3.1 Customer will pay a *** to Boeing in the amount shown in Attachment A-1 for each *** Aircraft (***), on the date of this Letter Agreement. If Customer *** an ***, the *** will be *** against the *** for such *** Aircraft. If Customer does not *** an ***, Boeing will retain the *** for that *** Aircraft and apply it, ***, then the *** may be applied to *** for Boeing *** and ***. 3.2 If Customer *** its *** to acquire an *** Aircraft, *** in the amounts and at the times listed in Attachment A-1 will be *** for that *** Aircraft. The *** of the Aircraft Price for that *** Aircraft will be paid ***.

P.A. No. 04815 SA-13 UAL-PA-04815-LA-1802897R2, *** Aircraft Page 3 BOEING PROPRIETARY 4. ***. 4.1. Customer may *** by giving written notice to Boeing in accordance with the following terms: 4.1.1. *** Aircraft. 4.1.1.1. For *** Aircraft that *** Aircraft: *** prior to the first business day of the applicable delivery month listed in Attachment A-1. 4.1.1.2. For *** Aircraft that are listed in Attachment A-2: *** prior to the first business day of the applicable delivery month listed in Attachment A-1. 4.1.2. *** Aircraft with ***: At the date of this Letter Agreement, there are *** Aircraft with *** dates aligned to *** Aircraft shown in Attachment A-2. *** of these *** Aircraft shall be on the basis of the sequence described below: (i) If any *** Aircraft specified in column A of Attachment A-2 is *** pursuant to this Letter Agreement, then the *** for the *** Aircraft specified in column C of Attachment A-2 is provided in column D of Attachment A-2. (ii) If the *** Aircraft specified in Column C of Attachment A-2 is *** pursuant to this Letter Agreement to create an Aircraft under the Purchase Agreement, then the *** for the *** Aircraft specified in Column E is as specified in Column F. Alternatively, if the *** Aircraft described in Section *** above is *** by the ***, then the *** Aircraft specified in column E *** and the terms of Section 3.1 shall apply to the ***. (iii) If an *** Aircraft shown in column A of Attachment A-2 is ***, then *** Aircraft in the same row as the *** Aircraft that was *** by the *** in column C and column E and the of Attachment A-2 shall *** and the terms of Section *** shall apply to the ***. 4.2. For the avoidance of doubt, any *** Aircraft for which Customer has *** its rights under this Letter Agreement shall be considered an “Aircraft” for purposes of the Purchase Agreement. 4.3. Certain *** Aircraft added to this Letter Agreement pursuant to SA-13 to the Purchase Agreement are classified as “*** Aircraft”, as further noted in Attachment A-1. For each *** Aircraft that Customer *** purchase, such *** Aircraft will be added to the Purchase Agreement as a “SA-13 *** 787 Aircraft” and will be subject to the terms contained in letter P.A. No. 04815 SA-13 UAL-PA-04815-LA-1802897R2, *** Aircraft Page 4 BOEING PROPRIETARY agreement no. UAL-PA-04815-LA-23005341 entitled “Special Matters – SA-13 *** Aircraft”. 4.4. Customer’s Model 787-*** aircraft in Attachment A-1 are scheduled by ***. Upon *** of an *** Aircraft, Boeing has the ***the scheduled delivery by *** in Attachment A-1 with written notice to Customer ***; provided, that Boeing ***. Any such *** will amend the *** Aircraft delivery schedule and all other applicable terms and conditions will be *** accordingly. *** (as defined in Section 7.1 of the AGTA) or *** (as defined in Letter Agreement UAL-PA-03860-LA-1209414, entitled “Other Special Matters”), and all applicable terms and conditions set forth in the Purchase Agreement, (e.g., *** and *** and ***) shall be aligned to such *** delivery month. 5. Contract Terms. Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an *** Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the *** Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within *** following ***, either party *** the purchase of *** Aircraft by giving written notice to the other within ***. If Customer and Boeing *** into such definitive agreement, Boeing will (i) *** the *** for that *** Aircraft; (ii) apply *** by Customer on any Boeing aircraft as ***; and (iii) have no further obligation with respect to *** Aircraft. 6. Assignment. Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part. 7. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA- 1802890. Attachment A-1: 787-***: *** Aircraft Delivery, Description, Price and *** Attachment A-2: *** data for certain *** Aircraft P.A. No. 04815 SA-13 UAL-PA-04815-LA-1802897R2, *** Aircraft Page 5 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By /s/ Irma L. Krueger Its Attorney-in-Fact P.A. No. 04815 SA-13 UAL-PA-04815-LA-1802897R2, *** Aircraft Page 6 BOEING PROPRIETARY ACCEPTED AND AGREED TO this Date: September 28 , 2023 UNITED AIRLINES, INC. By: /s/ Gerald Laderman Its: Executive Vice President, Finance

Attachment A-2: *** Aircraft *** Data P.A. No. 04815 SA-13 Attachment A-2 to UAL-PA-04815-LA-1802897R2, *** Aircraft BOEING PROPRIETARY Column [A] *** Aircraft Delivery *** Column [B] *** Column [C] *** Aircraft Delivery *** *** Column [E] *** Aircraft Delivery *** Column [F] *** *** *** *** *** *** *** Attachment A-1 to Letter Agreement 04815-LA-1802897R2 Entitled *** Aircraft" 787-*** Aircraft Delivery, Description, Price and *** (787-***) Airframe Model/MTOW: 787-*** *** pounds 1 Detail Specification: *** 4Q15 External Fcst Engine Model/Thrust: *** *** pounds 2 Airframe Price Base Year/* Formula: *** *** Airframe Price: *** Engine Price Base Year/* Formula: *** *** * Features: *** 3 Sub-Total of Airframe and Features: *** Airframe * Data: Engine Price (Per Aircraft): *** 2 Base Year Index (ECI): *** Aircraft Basic Price (Excluding BFE/SPE): *** Base Year Index (CPI): *** Buyer Furnished Equipment (BFE) Estimate: *** Engine * Data: In-Flight Entertainment (IFE) Estimate: *** 3 Base Year Index (ECI): *** Deposit per Aircraft: *** + Base Year Index (CPI): *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** Total: *** 3 *** *** *** · *** · *** + *** Unique Option Characteritics, if Any *** *** Estimate *** Base Price Per A/P *** Per Aircraft (Amts. Due/* Prior to Delivery): 1 *** 2 *** # of A ir cr af t Delivery Date Number of Aircraft *** Factor (Airframe) *** Factor (Engine) *** Forecast UAL-PA-04815-122084.txt Boeing Proprietary SA-13 Att A to LA-1802897R2 for 787-*** Aircraft, Page 1 UAL-PA-04815-LA-22006156R1 SA-13 787 Special *** Page 1 BOEING/UNITED AIRLINES, INC. PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 UAL-PA-04815-LA-22006156R1 United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606 Subject: 787 Special *** Reference: Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes UAL-PA-04815- LA-22006156 dated December 12, 2022 in its entirety. Boeing and Customer wish to enter into an agreement for *** in support of the Aircraft as more specifically provided below. 1. Definitions. Performance Period shall mean the period beginning ***, as may be extended pursuant to Section 3 herein. Performance Sub-Period shall mean each of the *** within the Performance Period. The first Performance Sub-Period will end on ***. *** shall mean mutually agreed ***. Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for *** provided to Customer during the Performance Period. 2. Commitment. In further consideration of Customer’s purchase of the Aircraft, Boeing agrees to provide *** to Customer during the Performance Period in a value not to exceed ***. 3. Methods of Performance. 3.1 Boeing provided *** shall be spent on *** selected at *** and shall be made available for *** or as *** for *** selected by Customer. Payment shall be made within *** of presentation of ***. The amount made available in any Performance Sub-Period shall be *** (***), (Annual *** Fund). Any *** Annual *** Fund amounts in any previous Performance UAL-PA-04815-LA-22006156R1 SA-13 787 Special *** Page 2 BOEING/UNITED AIRLINES, INC. PROPRIETARY Sub-Periods shall *** Performance Sub-Periods to create an *** of the Annual *** Fund available until *** or the Performance Period ***. For clarity, Boeing shall have no further obligation to Customer for any *** Annual *** Fund amount ***; provided that, *** of the Performance Period shall be eligible for payment with Annual *** Fund amounts regardless if the Performance Period has ***. Boeing will provide written notice to Customer regarding (i) the *** amounts for the previous Performance Sub-Period and current balance of the Annual *** Fund within *** of the end of each Performance Sub-Period, (ii) upon written request from Customer, the *** amounts as of the date of such request for the current Performance Sub-Period and *** of the Annual *** Fund, and (iii) the amount of any *** Annual *** Fund on or about ***. 3.2 As a further clarification and for the avoidance of doubt, the parties further agree that the sum of *** (***) shall be available to Customer on a *** which shall be spent on *** selected at Customer’s sole discretion. The Parties agree that the *** for an Aircraft shall constitute a *** in which *** can be used. 4. Availability of Boeing Marketing Services. Following the execution of this Letter Agreement, a Boeing *** representative will meet with Customer’s designated representative to ***. 5. Confidentiality. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA- 1802890. 6. Assignment. Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part. Very truly yours, THE BOEING COMPANY By: /s/ Irma L. Krueger Its: Attorney-in-Fact

UAL-PA-04815-LA-22006156R1 SA-13 787 Special *** Page 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY UAL-PA-04815-LA-22006156R1 SA-13 787 Special *** Page 4 BOEING/UNITED AIRLINES, INC. PROPRIETARY ACCEPTED AND AGREED TO this Date: September 28, 2023 UNITED AIRLINES, INC. By: /s/ Gerald Laderman Its: Executive Vice President, Finance UAL-PA-04815-LA-22006204R1 SA-13 787 Delivery *** Matters Page 1 BOEING/UNITED AIRLINES, INC. PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 UAL-PA-04815-LA-22006204R1 United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606 Subject: 787 Delivery *** Matters Reference: Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-22006204 dated December 12, 2022. 1. ***. Customer has requested, and Boeing has agreed to provide, *** in respect of 787-*** Aircraft specified in Table 1 as of the date of this Letter Agreement delivering after *** and any *** Aircraft resulting from an aircraft *** pursuant to the terms of Letter Agreement No. UAL- PA-04815-LA-1802885R2 of such 787-*** Aircraft, (*** Aircraft) (*** Aircraft satisfying the requirements of this Section 1 are referred to herein as *** Aircraft). Boeing will provide *** in respect of *** Aircraft subject to the terms and conditions contained in this Letter Agreement. For clarity, the *** shall not apply to any *** Aircraft *** of Supplemental Agreement No. 13 to this Purchase Agreement. 1.1 ***. 1.2 Notice Requirement. Subject to availability pursuant to Section 1.1 above, Customer may *** by giving written notice to Boeing on or before the date that is *** prior to the *** of the delivery month specified in Table 1 for the applicable *** Aircraft. *** 2. *** Rights. Customer has requested, and Boeing has agreed to provide, delivery *** in the form of *** in respect of 787-*** Aircraft and any *** Aircraft resulting from an aircraft *** pursuant to the terms of Letter Agreement No. UAL-PA-04815-LA-1802885R2 that are contracted for scheduled delivery after *** excluding the *** Aircraft as that term is defined in recital (i) to Supplemental UAL-PA-04815-LA-22006204R1 SA-13 787 Delivery *** Matters Page 2 BOEING/UNITED AIRLINES, INC. PROPRIETARY Agreement No. 13 to the Purchase Agreement (*** Aircraft). Boeing will provide *** in respect of *** Aircraft subject to the terms and conditions contained in this Letter Agreement. 2.1 Each *** (i) is offered to Customer subject to *** Aircraft that is not listed on Attachment A-2 to Letter Agreement UAL-PA-04815-LA-1802897R2 entitled “*** Aircraft” (*** Aircraft) in the desired delivery month; and (ii) will require *** of the *** Aircraft with an *** Aircraft that the parties agree satisfies ***. 2.2 Notice Requirement. Subject to availability pursuant to Section 2.1 above, Customer may *** each *** by providing Boeing with advance written notification that is at least *** prior to the delivery month of the desired *** Aircraft. 2.3 ***. 3. Definitive Agreement. If Customer agrees with the ***. The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties, despite having exercised good faith in reaching a Supplemental Agreement without delay, have not entered into a Supplemental Agreement within ***, either party may ***. If Customer and Boeing ***. 4. BFE / SPE Matters. Subject to Boeing having ***. 5. Assignment. Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

UAL-PA-04815-LA-22006204R1 SA-13 787 Delivery *** Matters Page 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY 6. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA- 1802890 entitled “Privileged and Confidential Matters”. Very truly yours, THE BOEING COMPANY By: /s/ Irma L. Krueger Its: Attorney-in-Fact UAL-PA-04815-LA-22006204R1 SA-13 787 Delivery *** Matters Page 4 BOEING/UNITED AIRLINES, INC. PROPRIETARY ACCEPTED AND AGREED TO this Date: September 28, 2023 UNITED AIRLINES, INC. By: /s/ Gerald Laderman Its: Executive Vice President, Finance UAL-PA-04815-LA-23005341 SA-13 Special Matters - SA-13 *** 787 Aircraft Page 1 of 1 BOEING/UNITED AIRLINES, INC. PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 UAL-PA-04815-LA-23005341 United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606 Subject: Special Matters – SA-13 *** 787 Aircraft Reference: Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement is only applicable to the SA-13 *** 787 Aircraft as defined in Section 2 herein. 1. ***. 1.1. 787-***. In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft. 1.2. 787-***. In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft. UAL-PA-04815-LA-23005341 SA-13 Special Matters - SA-13 *** 787 Aircraft Page 2 BOEING/UNITED AIRLINES, INC. PROPRIETARY 1.3. 787-***. In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft. 1.4. ***. Boeing *** to Customer ***. 2. ***. *** *** 3. ***. *** 4. Assignment. Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part. *** *** *** *** *** *** *** ***

UAL-PA-04815-LA-23005341 SA-13 Special Matters - SA-13 *** 787 Aircraft Page 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY 5. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA- 1802890 entitled “Privileged and Confidential Matters”. Very truly yours, THE BOEING COMPANY By: /s/ Irma L. Krueger Its: Attorney-in-Fact UAL-PA-04815-LA-23005341 SA-13 Special Matters - SA-13 *** 787 Aircraft Page 4 BOEING/UNITED AIRLINES, INC. PROPRIETARY ACCEPTED AND AGREED TO this Date: September 28, 2023 UNITED AIRLINES, INC. By: /s/ Gerald Laderman Its: Executive Vice President, Finance